Exhibit 10.8
AMENDMENT TO CREDIT AGREEMENT, AND ASSUMPTION

THIS AMENDMENT TO CREDIT AGREEMENT, AND ASSUMPTION, hereinafter referred to as this “Amendment”, dated as of June 30, 2020, is made and entered into by and among HINES GLOBAL REIT PROPERTIES LP, a Delaware limited partnership (“Borrower”), HGR LIQUIDATING TRUST, a Maryland statutory trust (the “Trust”), the guarantors (“Guarantors”) signatories hereto, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“JPMorgan”), as administrative agent for, and on behalf of, the Lenders, as defined in the Credit Agreement defined below (in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, Agent, Lenders and certain other persons have entered into an Amended and Restated Credit Agreement dated as of June 29, 2015 (as amended by amendments dated March 4, 2019 and March 3, 2020, the “Credit Agreement”);
WHEREAS, Hines Global REIT, Inc., a Maryland corporation (the “REIT”), together with certain other Persons, executed a guaranty dated as of June 29, 2015 (the “Guaranty”), and the REIT has transferred its assets to the Trust; and
WHEREAS, Borrower has requested that Agent and Lenders approve the transfer from the REIT to the Trust, and Agent and Lenders have approved such request as set forth in this Amendment;
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, Borrower, Trust, Guarantors, Agent and Lenders do hereby agree as follows:
Section 1.Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.
Section 2.Trust hereby becomes a party to the Loan Documents in place of the REIT with the same force and effect as if originally named therein, and as a Guarantor under the Guaranty, and, without limiting the generality of the foregoing, hereby irrevocably, absolutely and unconditionally assumes and agrees to timely and faithfully pay and perform all of the obligations of the REIT under the Guaranty and the other Loan Documents. All references in the Credit Agreement and the other Loan Documents to the REIT shall be deemed to be references to the Trust.
Section 3.The Credit Agreement is hereby amended as follows:
(a)    Section 6.06(d) and Section 6.07(d) are hereby deleted.
Section 4.Borrower represents and warrants that, except as qualified in this Section, (a) the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date, and (b) as of the date hereof, to the best knowledge of Borrower, the information included in the Beneficial Ownership Certification (as defined in Section 7(a) hereof) provided on or prior to the date hereof to any Lender in connection with this Amendment is true and correct in all material respects. The representations and warranties set forth in Article III of the Credit Agreement are qualified as follows: (i) for purposes of Section 3.04, the financial statements referred to are amended to be those dated March 31, 2020, and the date from which no material adverse changes have occurred is amended to be March 31, 2020, and (ii) attached hereto as Exhibit A is an updated list of all Subsidiaries of the REIT to replace the existing Schedule 3.13. Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.
Section 5.Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.
Section 6.The term “Credit Agreement” as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to Agent or Lenders by Borrower shall mean the Credit Agreement as hereby amended.
Section 7.This Amendment (a) shall be binding upon Borrower, Trust, Guarantors, Agent and Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.
Section 8.THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. Borrower, Trust and Guarantors each hereby releases, discharges and acquits forever Agent, Lenders and their respective officers, directors, trustees, agents, employees and counsel (in each case, past, present and future) from any and all Claims existing as of the date of actual execution hereof by the applicable person or entity. As used herein, the term “Claim” shall mean any and all liabilities, claims, defenses, demands, actions, causes of action, judgments, deficiencies, interest, liens, costs or expenses (including but not limited to court costs, penalties, attorneys’ fees and disbursements, and amounts paid in settlement) of any kind and character whatsoever, arising directly or indirectly from the loan evidenced by the Credit Agreement, including but not limited to claims for usury, breach of contract, breach of commitment, negligent misrepresentation or failure to act in good faith, in each case whether now known or unknown, suspected or unsuspected, asserted or unasserted or primary or contingent, and whether arising out of written documents, unwritten undertakings, course of conduct, tort, violations of laws or regulations or otherwise.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first set forth herein.

HINES GLOBAL REIT PROPERTIES LP
By:     Hines Global REIT, Inc.,
General Partner
By: /s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Financial Officer

GUARANTORS:
HGR LIQUIDATING TRUST,
a Maryland trust
By:    /s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Financial Officer

HINES GLOBAL REIT, INC,
a Maryland corporation
By:    /s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Financial Officer

HINES GLOBAL REIT 4875 TOWN CENTER LLC,
a Delaware limited liability company
By:    /s/ J. Shea Morgenroth
J. Shea Morgenroth
Manager

HINES GLOBAL REIT 2615 MED CENTER PARKWAY LLC,
a Delaware limited liability company
By:    /s/ J. Shea Morgenroth
J. Shea Morgenroth
Manager

HINES GLOBAL REIT SAN ANTONIO RETAIL I LP,
a Delaware limited liability company
By:    Hines Global REIT San Antonio Retail I GP LLC,
a Delaware limited liability company,
Its: General Partner
By:    /s/ J. Shea Morgenroth
J. Shea Morgenroth
Manager

GALLERIA PARKING RAMP, LLC,
a Minnesota limited liability company
By:    Hines Global REIT Minnesota Retail I LLC,
a Delaware limited liability company,
Sole Member
By:    /s/ J. Shea Morgenroth
J. Shea Morgenroth
Manager

GALLERIA SHOPPING CENTER, LLC,
a Minnesota limited liability company
By:    Hines Global REIT Minnesota Retail I LLC,
a Delaware limited liability company,
Sole Member
By:    /s/ J. Shea Morgenroth
J. Shea Morgenroth
Manager

HINES GLOBAL REIT MINNESOTA RETAIL I LLC,
a Delaware limited liability company
By:    /s/ J. Shea Morgenroth
J. Shea Morgenroth
Manager

EXHIBIT A

Schedule 3.13

Name	Jurisdiction of Organization
Hines Global REIT Properties LP	Delaware
Hines-Laser UK Venture I S.Á.R.L. (Lux)	Luxembourg
Hines Global REIT Southpark Center II GP LLC	Delaware
Hines Global REIT Southpark Center II LP	Delaware
Hines Global REIT 50 South Sixth LLC	Delaware
HGR International Investment Manager LLC	Delaware
Hines Global REIT Moscow Holdings I LLC	Delaware
Finmos Ltd.	Cyprus
Dolorous Ltd.	Cyprus
ZAO FM Logistic (SEVO)	Russia
Hines Global REIT Moscow Holdings II LLC	Delaware
Glumeran Holdings Limited	Cyprus
Fibersoft Limited	Cyprus
Maxrange Limited	Cyprus
OOO Gogolevsky 11	Russia
Hines Global REIT 250 Royall LLC	Delaware
Hines Global REIT Marlborough Campus I LLC	Delaware
Hines Global REIT Marlborough Campus II LLC	Delaware
Hines Global REIT Marlborough Holdings LLC	Delaware
Hines Global REIT Services Holdings, Inc.	Delaware
Hines Global REIT Marlborough Campus Services, Inc.	Delaware
Hines Global REIT One Waterwall Partner LLC	Delaware
Hines One Waterwall Holdings LP	Delaware
Hines One Waterwall GP LLC	Texas
Hines One Waterwall LP	Texas
Hines Global REIT Debt Fund Services, Inc.	Delaware
Hines Global REIT Debt Fund Holdings LLC	Delaware
Hines Global REIT Poland Finco LLC	Delaware
Hines Global REIT Poland Logistics Holdings I LLC	Delaware
HGR Poland Holdings GP LLC	Delaware
HGR Vienna Holdings LP	Delaware
HGR Nero Holdings LP	Delaware
Piran Investments Sp. z o.o.	Poland
Piran Investments Sp. z o.o. Geneva SJ	Poland
Piran Investments Sp. z o.o. Titus SJ	Poland
Piran Investments Sp. z o.o. Trajan SJ	Poland
Piran Investments Sp. z o.o. Hadrian SJ	Poland
Eaglestone Sp. z o.o. Vienna SJ	Poland
Hines Global REIT Australia Holdco LLC	Delaware
Hines Global REIT Australia Holdings Trust	Australia
Hines Global REIT Brookes Trust	Australia

Hines Global REIT 550 Terry Francois LP	Delaware
Hines Global REIT 550 Terry Francois GP LLC	Delaware
Hines Global REIT Minnesota Retail I LLC	Delaware
Galleria Shopping Center LLC	Minnesota
Hines Global REIT Ann Trust	Australia
Ponce & Bird Miami Development LLC	Delaware
Hines Ponce & Bird Holdings LP	Delaware
Hines Global REIT Ponce & Bird Partner LLC	Delaware
Hines Global REIT Siemensstrase 7 LLC	Delaware
Hines Global REIT Victoria Trust	Australia
Galleria Parking Ramp LLC	Minnesota
GREIT European Holdings II LLC	Delaware
One Westferry Circus S.a.r.l	Luxembourg
Global REIT Westferry HoldCo S.a.r.l	Luxembourg
Hines Global REIT 1 Westferry Holdings LLC	Delaware
Eaglestone sp. z o. o.	Poland
Hines Global REIT Riverside Center LLC	Delaware
Hines Global REIT Riverside Services, Inc.	Delaware
Hines Global REIT Campus Playa Vista LP	Delaware
Hines Global REIT Campus Playa Vista GP LLC	Delaware
Hines Global REIT Playa Services, Inc.	Delaware
Global REIT PD S.a.r.l.	Luxembourg
GREIT France 1	Paris
SCI GREIT Paris 1	Paris
GREIT ICR Services Inc.	Delaware
ICR Services S.a.r.l.	Luxembourg
PD ICR	Nanterre
Hines Global REIT 4875 Town Center LLC	Delaware
Hines Global REIT 2615 Med Center Parkway LLC	Delaware
Hines Global REIT 55M Street LLC	Delaware
Hines Global REIT San Antonio Retail I GP LLC	Delaware
Hines Global REIT San Antonio Retail I LP	Delaware
Hines Global REIT Cabot Square Holdings LLC	Delaware
Global REIT Cabot Square HoldCo S.a.r.l.	Luxembourg
Cabot Square Retail S.a.r.l.	Luxembourg
25 Cabot Square S.a.r.l.	Luxembourg
Hines Global REIT Bourke Trust	Australia
Albelia Holdinsgs Limited	Cyprus
NC Office sp. z o.o	Poland
NCDP sp. z o.o	Poland